UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to section 13 or 15(d) of
                    the Securities exchange act of 1934


Date of Report (Date of earliest event reported): February 17, 1998
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                            ORCA TECHNOLOGIES, INC.
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          (Exact name of registrant as specified in its charter)



                                      Utah
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       (State or other jurisdiction of incorporation or organization)


       0-27390                                87-0368236
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  (Commission file number)             (I.R.S. Employer Identification No.)



   24000 35th Avenue, SE - Suite 200
   Bothell, WA                                               98021
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (425) 354-1600



                               Not Applicable
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       (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     Digital Network Associates, Inc. Acquisition.

     On February 17, 1998, DNA Merger Corporation, a Utah corporation and wholly owned subsidiary of the Company, acquired substantially all of the assets of Digital Network Associates, Inc., a Delaware corporation (the "Seller"). After the closing, DNA Merger Corporation changed its name to Digital Network Associates, Inc. ("DNA"), and the Seller changed its name to Costa Mesa Networks, Inc.

     In consideration for the Seller's assets, DNA assumed substantially all of the Seller's liabilities, and the Company issued 111,000 restricted shares of the Company's common stock to the Seller.

     DNA manufactures and markets HEALTHPHONE , a product which uses a conventional touchtone telephone to track, manage and control home health aides as they work in the field. The HEALTHPHONE system collects data from a home health aide concerning patients through the use of a series of task codes, and then forwards the transaction data to the home health administrator. DNA was founded by William F. Davis and Eddie L. Alldredge in 1997, and currently has 3 employees. Mr. Davis, also a member of the Board of Directors of the Company, and Mr. Alldredge have entered into employment agreements with the Company under which they will oversee DNA's day-to-day operations as President and Vice-President, respectively. The Company currently plans to continue DNA's operations in Costa Mesa, California for approximately 6 months and then consolidate those operations at the Company's facility at Bothell, Washington.


ITEM 7.   Financial Statements and Exhibits

     A.  Financial Statements

     None required.

     B.  Exhibits

     The following are filed as exhibits to this Current Report:

     99.1  Press Release dated February 25, 1998


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            ORCA TECHNOLOGIES, INC.



                            By:    /s/ Roger P. Vallo
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                                      Roger P. Vallo
                                      Chief Executive Officer and
                                      President
                                      (Principal Financial Officer)




Date: March 3, 1998

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                                EXHIBIT INDEX


Exhibit Number           Description

99.1                     Press Release dated February 25, 1998